Exhibit 99.2

 BSVN  Q2 2021EARNINGS RELEASEJuly 29, 2021

BSVN – Corporate Overview

- Positioned in dynamic markets, with a commercial banking emphasis that delivers services via a branch-lite model
- Experienced and talented bankers focused on high-touch personalized service
- Highly disciplined credit culture that adheres to a robust risk management framework resulting in excellent credit quality and a history of low loan losses
- Shareholder alignment due to 71.5% insider ownership and zero insider sales
- Continued focus on organic growth in our geographic footprint, while pursuing strategic acquisitions
- Multiple year recipient of annual Raymond James Community Bankers Cup award recognizing top 10% of community banks across the U.S.


Topeka
Wichita
Tulsa
Oklahoma City
Amarillo
Lubbock
Fort Worth
Dallas
Midland
Odessa
Austin
San Antonio
Houston

- Consistently highly ranked by S & P Global Market Intelligence as one of the Top Performing Community Banks in the United States

	June 30,			
	2021	2020	$ Change	% Change
(Dollars in thousands)				
Balance Sheet Data:				
Total assets	$ 1,133,031	$ 1,004,085	$ 128,946	12.8%
Total loans	931,993	837,943	94,050	11.2%
Total deposits	1,008,549	894,231	114,318	12.8%

All data as of June 30, 2021, and income statement information is annualized unless indicated otherwise.

1

Q2 2021 Overview

BANK7

Double-digit PPE Growth

- PPE totaled $9.4 million[(1)] for the quarter, an increase of 15.6% compared to the prior quarter
- PPE strength is far greater than our peer group: 3.30% PPE to average assets vs. peer average of 1.61% PPE to average assets[(2)]

Continued Strong Performance

- EPS of $0.67, an increase of 19.6% compared to the prior quarter
- Efficiency ratio of 35.02% as of Q2 2021
- Continued focus on cost control, noninterest expense to average assets equaled 1.89% through Q2 2021

Consistent & Robust Growth

- Our talented sales team grew core loans[(3)] by $88.1 million, or 11% during the quarter, reaching a record of $887.7 million
- Core deposits continue to keep pace with our loan demand
- During the quarter, we grew total deposits by $79.5 million, of which 76.7% was non-interest bearing

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All data as of June 30, 2021, unless indicated otherwise.

(1) Pre-tax pre-provision earnings (PPE) is a non-GAAP financial measure, see Appendix for reconciliation to the most comparable GAAP measure for this metric.

(2) As of Q1 2021, the latest figures available. Peer group is defined as 184 exchange-traded banks nationwide with assets between $500 million and $5 billion. Source: S&P Global Market Intelligence

(3) Core loans is defined as gross loans less PPP loans of $48.4 million for June 30, 2021

2

 3  Exceptional Book Value Appreciation  Tangible Book Value Per Share  At YE 2018 – the year of our IPO – tangible book value per share was $8.49, compared to tangible book value of $12.76 for the current quarter, an increase of 50.38% Including cash dividends, BSVN has produced a 64.87% overall return over the same period  Dollars are in thousands, except for per share data.  CAGR since 2018 = 17.7%

Reliable BSVN Performance

Return on Average Assets (2)(3)



5-year average: 2.25%
1.78%
2.17%
2.75%
2.51%
Pro Forma
1.03%
2.03%
2.25%
2016
2017
2018
2019
2020
YTD 2021

- Annualized ROAA and ROATCE as of Q2 2021: 2.25% and 20.6%, respectively. Even with the additional ALLL build and a challenging rate environment, we continue to produce robust annualized ROAA and ROATCE
- Industry-leading efficiency ratio[1]

Efficiency Ratio (3)



42.3%
37.2%
37.0%
65.4%
Pro Forma
38.3%
36.0%
35.0%
2016
2017
2018
2019
2020
YTD 2021

Return on Average Tangible Common Equity (2) (3)



5-year average: 22.3%
21.7%
23.3%
26.4%
20.9%
Pro Forma
8.6%
19.1%
20.6%
2016
2017
2018
2019
2020
YTD 2021

Dollars are in millions

Financial data is as of or for the twelve months ended December 31 of each respective year and as of and for the six months ended June 30, 2021.

(1) Efficiency ratio of 35.56% vs. peer average of 60.67% as of Q1 2021. Peer group is defined as exchange-traded banks nationwide with assets between $500mm-$5bn (184 banks); Source: S&P Global Market Intelligence. See slide 6.

(2) Profitability metrics are tax-adjusted as if the Company were a C Corporation at the estimated tax rates for the respective periods.

(3) Pro Forma YTD ROAA, ROATCE and efficiency ratio are non-GAAP financial measures, see slide 16 for reconciliation to the most comparable GAAP measures for these metrics.

4

Robust and Consistent Organic Growth

- PPE grew 12.7% YoY- Our high level of PPE is achieved in part because of our strategy of having fewer, but better FTEs, who excel at providing services and solutions utilizing our technology and processes, delivered through our branch-lite model

PPE(2)



$18.4
$25.0
$26.0
Pro Forma
$26.8
$15.1
$31.2
12.7% increase YoY
$15.5
$17.5
2016
2017
2018
2019
2020
YTD 2020
YTD 2021

Leveraging Our Employee Base(1)



$13.0
$11.5
$10.0
$8.5
$7.0
$5.5
$4.0
$2.5
$1.0
5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2.23%
2.21%
2.05%
3.56% Actual
2.08% Pro Forma
1.85%
1.89%
$8.5
$8.8
$10.7
$11.1
$12.7
$13.2
2016
2017
2018
2019
2020
YTD 2021
Assets / Full-time equivalent employee
Noninterest expense to average assets

Total Assets



CAGR Since 2016: 14.6%
$613.8
$703.6
$770.5
$866.4
$1,016.7
$1,133.0
2016
2017
2018
2019
2020
YTD 2021

Dollars are in millions.

Financial data is as of or for the twelve months ended December 31 of each respective year and as of and for the six months ended June 30, 2020 and 2021.

(1) Pro Forma noninterest expense to average assets is a non-GAAP financial measure. See slide 16 for reconciliation to their most comparable GAAP measure.

(2) Pro Forma 2019 PPE is a non-GAAP financial measure which adds back the one-time, extraordinary compensation expense related to the non-cash executive stock transaction that took place during the period. See Pro Forma Net Income reconciliation table for detailed calculation of this measure.

5

 6  Income Statement as a Percentage of Average Assets  Dollars are in thousandsPeer group is defined as exchange-traded banks nationwide with assets between $500mm-$5bn (184 banks); Source: S&P Global Market Intelligence.Excludes one-time, non-cash executive stock transfer compensation expense of $11.8 million.As of Q1 2021, the latest data available.   PPE to Average Assets  (3)

 Deposit Composition  Historical Deposit Growth  Compound Annual Growth Rate = 14.6%  Deposit Composition as of June 30, 2021  82.30% of our loan customers also had a deposit relationship with us as of June 30, 2021Total organic core deposit growth YoY was $108 million, or 13.5%Core deposits totaled $910.8 million as of June 30, 2021 compared to $802.8 million as of June 30, 2020  Dollars are in millions.Financial data is as of or for the twelve months ended December 31 of each respective year and as of or for the six months ended June 30, 2021.(1) We define core deposits as deposits obtained directly from the depositor and exclude deposits obtained from listing services and brokered deposits that are obtained through an intermediary.  Core Deposits(1)  7

Earnings-driven Capital Shock-absorption

Earnings-driven cushion far exceeds regulatory capital minimums as illustrated over a two-year period, consistent with DFAST parameters(1)

	Regulatory Minimum Target Ratios	Q2 2021 Capital Ratios	Excess Capital to Target Ratio Expressed in %(2)	Excess Capital to Target Ratio Expressed in $(3)		Add: PPE Cushion(4)		Total Shock Absorption Ability Prior to Hitting Reg Minimums
Tier 1 Leverage	5%	11.26%	125.11%	$64.2	+	$66.4	=	$130.6
CET1	7%	13.22%	88.81%	$54.3	+	$66.4	=	$120.7
Tier 1 Risk Based Capital	8.5%	13.22%	55.49%	$41.2	+	$66.4	=	$107.6
Total Risk Based Capital	10.5%	14.47%	37.79%	$34.7	+	$66.4	=	$101.1

Dollars are in millions

The above assumes no cash dividends and is simply an illustration and should not be considered a projection or forward-looking guidance of any kind.

(1) DFAST = Dodd-Frank Act Stress Test.

(2) Excess capital to target ratio expressed in % is the difference between the actual ratio and regulatory minimum divided by the regulatory minimum.

(3) Excess capital to target ratio expressed in $ is the excess capital % multiplied by either average assets or risk-weighted assets, assuming a static balance sheet over the next 24 months.

(4) Trailing twelve months PPE of $33.19 million extrapolated over two years.

8

Net Interest Margin Strength  Financial data is as of or for the twelve months ended December 31 of each respective year and as of or for the six months ended June 30, 2021 and for the three months ended March 31, 2021 and June 30 2021.Net interest margin (excluding loan fee income) is a non-GAAP financial measure, see Appendix for reconciliation to the most comparable GAAP measure for this metric.  Net Interest Margin  Despite a challenging yield curve, low-yielding PPP loans, and excess liquidity, our net interest margin continues to show strengthPPP loan fee income recognized during the quarter totaled $913,000, with $830,000 remaining to be recognized; YTD PPP loan fees recognized totaled $1.74 million.  9

 Driven by growth in the loan portfolio during the quarter, ALLL increased by $1.44 million, or 13.3%, totaling $12.3 million, or 1.39% of total loans(1)Reduction of energy loan portfolio; down from 18.6% of total loans at YE 2017 to 11.1% of total loans as of June 30, 2021Full effect of the pandemic-related downturn continues to become more clear and management remains confident that the overall cycle NCOs will be within our expected range and within historical norms  10  Allowance for Loan Losses to Total Loans  Asset Quality  Net Charge-Offs to Average Loans  Financial data is as of or for the twelve months ended December 31 of each respective year and as of or for the six months ended June 30, 2021. (1) “Total Loans” excludes $44.9, $64.7 and $48.4 million in PPP loans for YE 2020, Q1 2021 and Q2 2021, respectively. With PPP loans included, ratio is 1.15%, 1.26% and 1.32%, respectively.   (1)  Energy Portfolio as a % of Total Loans  (1)  (1)

 Dollars are in millions  Energy Portfolio Potential Exposure  11

 Hospitality Loan Portfolio Detail  12  Blue collar portfolio that is well-protected by the “cycle-down” effect of a recession Experienced owner/operators with decades of history that spans multiple recessionsAverage occupancy for June 2021 within the portfolio was 75% compared to 63% for June 2020. Average Daily Rate for June 2021 was $75 compared to $61 for June 2020Diversified lending to many reputable brands  Dollars are in millions.  Hotel Portfolio Exposure by Class  Hotel Portfolio Exposure by Flag

 13  Hospitality Loan Portfolio Detail  Consistent underwriting fundamentals with disciplined equity requirements, debt coverage ratio requirements, personal recourse, and rapid amortization  Portfolio Metrics – 36 Operating Properties  Dollars are in millions except per room data. Data as of June 30, 2021.  Concentrated primarily in “Drive-To” markets in the Dallas/Fort Worth metropolitan area, with most of the remaining exposure also in TexasNo exposure to towns or cities that are heavily dependent on the energy space, or that are “gateway” cities that depend on airline traffic

 Appendix  14

 15  Bank7 Corp. Financials  Net income and earnings per share are tax-adjusted as if the Company were a C Corporation at the estimated tax rates for the respective periods. EPS calculation is based on diluted shares. Combined federal and state effective tax rates for the six months ended June 30, 2020 and 2021 of 25.1% and 24.8%, respectively.Represents a non-GAAP financial measure. See non-GAAP reconciliations table for reconciliation to most comparable GAAP measure for this metric. All pro forma amounts relate to the one-time, non-cash executive stock transfer which occurred in September 2019. These amounts remove the compensation and related tax impact from net income. See detail and reconciliation on slide 19 of this presentation.

 16  Bank7 Corp. Financials  Return on average assets and shareholders’ equity are tax-adjusted as if the Company were a C Corporation at the estimated tax rates for the respective periods.Efficiency ratio is calculated by dividing noninterest expense by the sum of net interest income on a tax equivalent basis and noninterest income.   Represents a non-GAAP financial measure, see non-GAAP reconciliations table for reconciliation to the most comparable GAAP measure for this metric. Ratios are based on Bank level financial information rather than consolidated information. At June 30, 2021, Tier 1 leverage ratio, Tier 1 risk based capital ratio, and total risk-based capital ratios were 11.26%, 13.22%, and 14.47% respectively for the Company.All pro forma amounts relate to the one-time, non-cash executive stock transfer which occurred in September 2019. These amounts remove the compensation expense and related tax impact from net income. See detail and reconciliation on slide 19 of this presentation.

 17  Non-GAAP Reconciliations

 Loan Portfolio Distribution  Dollars are in millions. Data as of June 30, 2021.  Gross Loan Portfolio Composition by Purpose Type  18

 19  2019 Pro Forma Net Income Reconciliation   On September 5, 2019, our largest shareholders, the Haines Family Trusts, contributed approximately 6.5% of their shares (656,925 shares) to the Company.  Subsequently, the Company immediately issued those shares to certain executive officers, which was charged as compensation expense of $11.8 million, including payroll taxes, through the income statement of the Company. Additionally, at the discretion of the employees receiving shares to assist in paying tax withholdings, 149,425 shares were withheld and subsequently canceled, resulting in a charge to retained earnings of $2.6 million.

 20  Legal Information and Disclaimer  This presentation and oral statements made regarding the subject of this presentation contain forward-looking statements. These forward-looking statements are subject to significant uncertainties because they are based upon: the amount and timing of future changes in interest rates, market behavior, and other economic conditions; future laws, regulations, and accounting principles; changes in regulatory standards and examination policies, and a variety of other matters. These other matters include, among other things, the impact of COVID-19 on the United States economy and our operations, the direct and indirect effect of economic conditions on interest rates, credit quality, loan demand, liquidity, and monetary and supervisory policies of banking regulators. These forward-looking statements reflect Bank7 Corp.’s current views with respect to, among other things, future events and Bank7 Corp.’s financial performance. Any statements about Bank7 Corp.’s expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as “anticipate,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “intends” and similar words or phrases. Any or all of the forward-looking statements in (or conveyed orally regarding) this presentation may turn out to be inaccurate. The inclusion of or reference to forward-looking information in this presentation should not be regarded as a representation by Bank7 Corp. or any other person that the future plans, estimates or expectations contemplated by Bank7 Corp. will be achieved. Bank7 Corp. has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that Bank7 Corp. believes may affect its financial condition, results of operations, business strategy and financial needs. Bank7 Corp.’s actual results could differ materially from those anticipated in such forward-looking statements as a result of risks, uncertainties and assumptions that are difficult to predict. If one or more events related to these or other risks or uncertainties materialize, or if Bank7 Corp.’s underlying assumptions prove to be incorrect, actual results may differ materially from what Bank7 Corp. anticipates. You are cautioned not to place undue reliance on forward-looking statements. Further, any forward-looking statement speaks only as of the date on which it is made and Bank7 Corp. undertakes no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as may be required by law. All forward-looking statements herein are qualified by these cautionary statements. Within this presentation, we reference certain market, industry and demographic data, forecasts and other statistical information. We have obtained this data, forecasts and information from various independent, third party industry sources and publications. Nothing in the data, forecasts or information used or derived from third party sources should be construed as advice. Some data and other information are also based on our good faith estimates, which are derived from our review of industry publications and surveys and independent sources. We believe that these sources and estimates are reliable, but have not independently verified them. Statements as to our market position are based on market data currently available to us. Although we are not aware of any misstatements regarding the economic, employment, industry and other market data presented herein, these estimates involve inherent risks and uncertainties and are based on assumptions that are subject to change. This presentation includes certain non-GAAP financial measures, including pro forma net income, tax-adjusted net income, tax-adjusted earnings per share, tax-adjusted return on average assets and tax-adjusted return on average shareholders’ equity. These non-GAAP financial measures and any other non-GAAP financial measures that we discuss in this presentation should not be considered in isolation, and should be considered as additions to, and not substitutes for or superior to, measures of financial performance prepared in accordance with GAAP. There are a number of limitations related to the use of these non-GAAP financial measures versus their nearest GAAP equivalents. For example, other companies may calculate non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of Bank7 Corp.’s non-GAAP financial measures as tools for comparison. See the table on Slides 17 and 19 of this presentation for a reconciliation of the non-GAAP financial measures used in (or conveyed orally during) this presentation to their most directly comparable GAAP financial measures.